SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

April 21, 2004

(Date of earliest event reported)

FIRST FEDERAL CAPITAL CORP

(Exact name of registrant as specified in its charter)

COMMISSION FILE NO. 000-18046

WISCONSIN (State or other jurisdiction of incorporation)	39-1651288 (I.R.S. Employer Identification No.)

605 STATE STREET LA CROSSE, WI (Address of principal executive offices)	54601 (Zip Code)

(608) 784-8000
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS
ITEM&NBSP;7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Press Release

ITEM 5. OTHER EVENTS

First Federal Capital Corp is filing as Exhibit 99.1 to this Form 8-K its press release dated April 19, 2004, announcing the activation of Michael W. Dosland, Chief Financial Officer, Treasurer and Senior Vice President for military service.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) N/A

(b) N/A

(c) Exhibit No. Description

99.1 Press Release dated April 19, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FEDERAL CAPITAL CORP

Date: April 19, 2004	By:	/s/ Michael W. Dosland
Michael W. Dosland, Senior Vice
President, and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 19, 2004.